GUIDESTONE FUNDS
Supplement dated March 17, 2023
to
Statement of Additional Information ("SAI") dated May 1, 2022 as amended August 31, 2022
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  ADDITION OF TRUSTEES TO BOARD OF TRUSTEES
Effective March 21, 2023, the SAI is hereby amended to add Deanna A. Mankins and James D. Caldwell as members of the Board of Trustees of GuideStone Funds. Each of Ms. Mankins and Mr. Caldwell will be an independent trustee, as each individual will not be an “interested person” of the Trust, as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.
Under the heading “Management of the Funds,” on page 61, the first two paragraphs, entitled The Board of Trustees and Board Role in Risk Oversight, respectively, are deleted in their entirety and replaced with the following:
The Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to oversee the management of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of 10 individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed not to be “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from the Risk Manager and senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, cybersecurity, derivatives, liquidity, valuation, personal trading, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Chief Compliance Officer (“CCO”) of the Trust, and in connection with each scheduled meeting, the Independent Trustees meet separately from the Adviser and Trust management with the CCO of the Trust and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.
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Under the section entitled Information About Each Trustee’s Qualifications, Experience, Attributes or Skills, beginning on page 61, the following information is added in alphabetical order to the portion of the table listing the Independent Trustees:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
INDEPENDENT TRUSTEES
James D. Caldwell (1955) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2023	Executive Vice President of TRT Holdings, Inc. (holding company of Omni Hotels), 2018 – present; Chief Executive Officer of Origins Behavioral HealthCare, LLC, 2018 – present; Chief Executive Officer and President of Omni Hotels and Resorts, 1996 –2018.	27	None
Deanna A. Mankins (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2023	Chief Financial Officer, City of Zachary, 2019 – present; Tax Manager, Postlethwaite & Netterville, APAC, 2001 –2019.	27	None
(1)
Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.
(2)
Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
In the section entitled Information About Each Trustee’s Qualifications, Experience, Attributes or Skills, beginning on page 61, the following paragraphs are added in alphabetical order:
James D. Caldwell, JD. Mr. Caldwell is the Chief Executive Officer of Origins Behavioral HealthCare, LLC and an Executive Vice President of TRT Holdings, Inc. (“TRT Holdings”), the parent company of Origins Behavioral HealthCare, LLC. During his tenure with TRT Holdings, Mr. Caldwell has served in several leadership roles, including Chief Executive Officer and President of Omni Hotels and Resorts for more than 15 years and President of TRT Holdings for over 12 years. He is currently Chairman of the Board of Directors of Advocates for Community Transformation (ACT) and serves on the Salvation Army Advisory Board for the North Texas Command Area. Mr. Caldwell holds a Bachelor of Business Administration degree in Accounting, with the highest honors, from The University of Texas and a Doctor of Jurisprudence, with honors, from The University of Texas. He is a certified public accountant (“CPA”) and a member of the State Bar of Texas. Mr. Caldwell was previously a member of the Board of Trustees of GuideStone Financial Resources from 2004 to 2010.
Deanna A. Mankins. Ms. Mankins is the Chief Financial Officer for the City of Zachary, Louisiana, since 2019. Prior to this, she served as the Tax Manager for Postlethwaite & Netterville, APAC, where she was employed for over 21 years. She also serves as the Treasurer for the Foundation Assisting Zachary Education. Ms. Mankins is a CPA. She holds a Bachelor of Science degree in Accounting, magna cum laude, from Louisiana State University.
The section entitled Audit Committee, on page 65, is deleted in its entirety and replaced with the following:
Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Ms. Mankins and Mr. Caldwell (upon commencement of each of their service on the Board) and Messrs. Evans, George, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Audit Committee has the responsibility, among other
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things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2022, there were three meetings of the Audit Committee.
The section entitled Nominating Committee, on page 66, is deleted in its entirety and replaced with the following:
Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Ms. Mankins and Mr. Caldwell (upon commencement of each of their service on the Board) and Messrs. Evans, George, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2022, there were two meetings of the Nominating Committee.
In the section entitled Security and Other Interests, on page 66, the following information is added in alphabetical order to the portion of the table listing the Independent Trustees, which is current as of December 31, 2022:
Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INDEPENDENT TRUSTEES
James D. Caldwell	NONE	NONE
Deanna A. Mankins	NONE	NONE
In the section entitled Security and Other Interests, on page 66, the first paragraph after the table is deleted in its entirety and replaced with the following:
As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of December 31, 2022.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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